Dreyfus

Insured Municipal

Bond Fund, Inc.

ANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                      Dreyfus Insured Municipal

                                                                Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Insured Municipal Bond Fund, Inc., covering the 12-month period from May 1, 1999 through April 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates five times during the reporting period, for a total increase of 1.25 percentage points. While higher interest rates generally led to an erosion of municipal bond prices during much of the reporting period, the tax-exempt bond market showed renewed signs of strength during the first four months of 2000.

Municipal bonds were also influenced by supply-and-demand considerations. These technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality, making tax-exempt bonds especially attractive for investors in the higher federal and state income tax brackets.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Insured Municipal Bond Fund, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus Insured Municipal Bond Fund, Inc. perform during the period?

The fund achieved a -2.45% total return over the one-year period ended April 30, 2000.(1) In comparison, the Lipper Insured Municipal Debt Funds category average return was -3.12% over the same period.(2)

We attribute the fund' s lackluster absolute return to difficult market conditions over the past year, including rising interest rates and a fall-off in demand from institutional investors. On the other hand, we believe that our good relative performance is the result of our disciplined approach to individual security selection, which emphasized liquidity from larger issuers, and especially issuers from states with high income tax rates where demand is greatest.

What is the fund's investment approach?

Our goal is to seek as high a level of federally tax-exempt income as is consistent with preserving capital from a diversified portfolio of insured municipal bonds. In pursuing this objective, we employ two primary strategies. First, we evaluate interest-rate trends and supply-and-demand factors in the bond market. Based on that assessment, we select the individual tax-exempt bonds that we believe potentially can provide the highest returns with the least risk. We look at such criteria as the bond' s yield, price, age, the underlying creditworthiness of its issuer, and any provisions for early redemption.

Second, we actively manage the fund's duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the fund's duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund' s duration to maintain current yields for as long as practical.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Although the fund's performance was hurt by a difficult investment environment during most of calendar-year 1999, the first quarter of 2000 provided better market conditions and a market rally. This rally helped offset most -- but not all -- of 1999's decline.

When the reporting period began on May 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures. In an attempt to forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates five times during the 12-month reporting period, for a total increase of 1.25 percentage points, causing most bond prices to fall.

 Municipal   bond  prices   also  fell   during  1999   because  of  adverse
supply-and-demand influences. For a variety of reasons, institutional investors participated less in the tax-exempt market. Despite strong demand from individual investors, the absence of institutional buyers helped reduce overall demand and drove municipal bond prices down. During the first quarter of 2000, however, issuance of municipal bonds nationally declined approximately 20%, as compared to the same period one year ago. This supply reduction, combined with robust demand from individual investors, helped support a rebound of municipal bond prices, especially among longer term bonds, from which the fund benefited.

What is the fund's current strategy?

We have maintained our long-term strategy of balancing shareholders' needs for income and total return. To that end, our current strategy is relatively defensive, emphasizing intermediate-term securities in the 15- to 20-year maturity range. That' s because intermediate-term securities tend to be less volatile than longer term securities when interest rates are rising. In addition, bonds in this maturity range tend to receive the greatest interest from both individual and institutional investors, which helps to maintain easy liquidity even in difficult mar ket environments. As of April 30, 2000, the fund's average duration -- a measure of sensitivity to changing interest rates -- was at approximately eight years, which we consider to be in the neutral range.

As part of our cautious strategy, we have also carefully monitored the underlying credit quality of the issuers whose bonds we hold. Even though all of the fund' s holdings are insured by third-party insurance companies, bonds from better quality issuers tend to enjoy even greater measures of liquidity.(3)

However, we are prepared to adopt a more aggressive posture if and when it appears that interest rates are near their peak. We are also constantly looking to lock in yields whenever supply-and-demand influences create temporary opportunities to do so.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

(3) PORTFOLIO INSURANCE EXTENDS TO THE REPAYMENT OF PRINCIPAL AND PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF PORTFOLIO SECURITIES OR TO THE VALUE OF THE FUND'S SHARES.


                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Insured Municipal Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 4/30/00


                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                           (2.45)%             4.62%             5.89%


((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS INSURED MUNICIPAL BOND FUND, INC. (THE "FUND") ON 4/30/90 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN MUNICIPAL SECURITIES WHICH ARE INSURED AS TO THE TIMELY PAYMENT OF PRINCIPAL AND INTEREST BY RECOGNIZED INSURERS OF MUNICIPAL SECURITIES. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL; HOWEVER, THE BONDS IN THE INDEX GENERALLY ARE NOT INSURED. THE INDEX ALSO DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. ALL OF THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. NEITHER FUND SHARES NOR THE MARKET VALUE OF ITS PORTFOLIO SECURITIES ARE INSURED.




STATEMENT OF INVESTMENTS

April 30, 2000


                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.2%                                                      Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--6.1%

Alameda Corridor Transportation Authority, Revenue

   4.75%, 10/1/2025 (Insured; MBIA)                                                           2,000,000                1,674,800

San Francisco City and County Airports Commission,
   International Airport Revenue

   6.10%, 5/1/2025 (Insured; FGIC)
   (Prerefunded 5/1/2004)                                                                     6,000,000  (a)           6,347,820

San Joaquin Hills Transportation Corridor Agency,
   Toll Road Revenue

   Zero Coupon, 1/15/2031 (Insured; MBIA)                                                    10,000,000                1,572,300

COLORADO--1.6%

E-470 Public Highway Authority, Revenue

   Zero Coupon, 9/1/2016 (Insured; MBIA)                                                      6,550,000                2,508,650

DELAWARE--3.9%

Delaware Economic Development Authority, Revenue:

   Gas Facilities (Delmarva Power & Light)
      7.30%, 7/1/2021 (Insured; FGIC)                                                         1,000,000                1,043,880

   Water (United Water Delaware Inc., Project)

      6.20%, 6/1/2025 (Insured; AMBAC)                                                        5,000,000                5,033,500

FLORIDA--4.0%

Florida Housing Finance Agency, SFMR

   6.65%, 7/1/2026 (Insured; MBIA)                                                              690,000                  713,501

Gulf Breeze, Revenue (Capital Funding)
   4.50%, 10/1/2027 (Insured; MBIA)                                                           5,000,000                3,969,200

Lee County, Solid Waste System Revenue
   7%, 10/1/2011 (Insured; MBIA)                                                              1,420,000                1,481,486

GEORGIA--.7%

Douglasville-Douglas County Water and Sewer Authority,
  Sewer Revenue

   4.50%, 6/1/2023 (Insured; FGIC)                                                            1,250,000                1,005,913

ILLINOIS--4.3%

Metropolitan Pier and Exposition Authority,
  Dedicated State Tax Revenue

  (McCormick Place Expansion Project)

   6.50%, 6/15/2027 (Insured; FGIC)                                                           6,375,000                6,741,499

KANSAS--4.1%

Wyandotte County, Unified Government Utilities System
  Revenue, Improvement

   4.50%, 9/1/2028 (Insured; MBIA)                                                            8,150,000                6,408,345

MASSACHUSETTS--4.2%

Massachusetts Education Loan Authority, Education
  Loan Revenue:

      7.60%, 1/1/2003 (Insured; MBIA)                                                           515,000                  527,118

      7.65%, 1/1/2004 (Insured; MBIA)                                                           600,000                  614,070

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
--------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Health and Educational Facilities
   Authority, Revenue (Brandeis University)
   4.75%, 10/1/2028 (Insured; MBIA)                                                           1,600,000                1,311,488

Massachusetts Housing Finance Agency, Housing Revenue
   (Rental-Mortgage)

   6.50%, 7/1/2025 (Insured; AMBAC)                                                           1,000,000                1,022,850

Massachusetts Port Authority, Special Facilities Revenue
   (US Air Project)

   5.75%, 9/1/2016 (Insured; MBIA)                                                            1,000,000                  997,290

Massachusetts Turnpike Authority, Revenue
   (Metropolitan Highway System)

   5%, 1/1/2039 (Insured; AMBAC)                                                              2,500,000                2,094,700

MICHIGAN--1.0%

Michigan Housing Development Authority, LOR
  (Greenwood Villa Project)

   6.50%, 9/15/2007 (Insured; FSA)                                                            1,500,000                1,560,435

MONTANA--1.5%

Forsyth, PCR (Puget Sound, Power & Light Co.)

   7.25%, 8/1/2021 (Insured; AMBAC)                                                           2,250,000                2,346,728

NEVADA--1.3%

Washoe County, Gas Facilities Revenue
  (Sierra Pacific Power Co. Project)

   6.70%, 11/1/2032 (Insured; MBIA)                                                           2,000,000                2,087,980

NEW JERSEY--6.3%

New Jersey Economic Development Authority, PCR
  (Public Service Electric & Gas Co.)

   6.40%, 5/1/2032 (Insured; MBIA)                                                            7,600,000                7,785,972

New Jersey Health Care Facilities Financing Authority,
   Revenue (Jersey Shore Medical Center):

      6.25%, 7/1/2021 (Insured; AMBAC)                                                           70,000                   71,992

      6.25%, 7/1/2021 (Insured; AMBAC)
         (Prerefunded 7/1/2004)                                                                  30,000  (a)              31,830

New Jersey Housing and Mortgage Finance Agency, Revenue,

   Home Buyer 6.20%, 10/1/2025 (Insured; MBIA)                                                1,995,000                2,006,651

NEW YORK--19.9%

Albany Airport Authority, Airport Revenue
   5.375%, 12/15/2017 (Insured; FSA)                                                          1,250,000                1,183,163

Buffalo Municipal Water Finance Authority, Water System
   Revenue, Refunding

   5%, 7/1/2017 (Insured; FGIC)                                                               3,795,000                3,457,700

New York City Transitional Finance Authority, Revenue
   5%, 11/15/2015 (Insured: FGIC)                                                             2,485,000                2,301,085


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Dormitory Authority, Revenue:

   (Beth Israel Medical Center)
      6%, 11/1/2015 (Insured; MBIA)                                                           8,395,000                8,595,892

   (Mount Sinai  Medical School)
      5.15%, 7/1/2024 (Insured; MBIA)                                                         3,000,000                2,698,740

   (State University Athletic Facility)
      5.25%, 7/1/2018 (Insured; MBIA)                                                         2,000,000                1,869,800

New York State Energy, Research and Development
   Authority, Facilities Revenue

      (Con Edison Co.-New York, Inc.)
      6.375%, 12/1/2027 (Insured; MBIA)                                                       3,000,000                3,042,030

New York State Medical Care Facilities Finance Agency,
   Revenue (Long-Term Healthcare)

   6.50%, 11/1/2015 (Insured; FSA)                                                            4,655,000                4,890,357

Port Authority of New York and New Jersey

   4.25%, 10/1/2026  (Insured: FGIC)                                                          2,500,000                1,906,025

St. Lawrence County Industrial Development Agency,
   Civic Facility Revenue

   (Lawrence University Project)

   5.50%, 7/1/2013 (Insured; MBIA)                                                            1,135,000                1,136,214

NORTH DAKOTA--2.4%

Mercer County, PCR, Refunding
  (Montana-Dakota Utilities Co. Project)

   6.65%, 6/1/2022 (Insured; FGIC)                                                            3,500,000                3,666,635

PENNSYLVANIA--2.0%

Beaver County Industrial Development Authority, PCR

   (Ohio Edison Co./Mansfield) 7%, 6/1/2021 (Insured; FGIC)                                   3,000,000                3,119,130

RHODE ISLAND--2.8%

Rhode Island Housing and Mortgage Finance Corp., SFMR

   9.30%, 7/1/2004 (Insured; FGIC)                                                               15,000                   15,021

Rhode Island Port Authority and Economic Development Corp.,

   Airport Revenue 6.625%, 7/1/2024 (Insured; FSA)                                            4,250,000                4,364,453

SOUTH CAROLINA--3.4%

Charleston, Waterworks and Sewer Revenue
  (Capital Improvement)

   4.50%, 1/1/2024 (Insured; FGIC)                                                            2,000,000                1,600,660

Spartanburg, Waterworks Revenue
   5.25%, 6/1/2023 (Insured; FGIC)                                                            4,100,000                3,744,366

TEXAS--5.4%

Brazos River Authority, PCR (Texas Utilities Electric Co. Project)

   6.625%, 6/1/2022 (Insured; FGIC)                                                           5,500,000                5,733,090

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Brownsville Housing Finance Corp., SFMR (Mortgage-Multiple
   Originators and Services)
   9.625%, 12/1/2011 (Insured; FGIC)                                                            585,000                  591,189

Houston, Airport Systems Revenue
   5%, 7/1/2028 (Insured; FGIC)                                                               2,500,000                2,134,875

VIRGINIA--9.5%

Richmond Metropolitan Authority, Expressway Revenue

   5.25%, 7/15/2022 (Insured; FGIC)                                                           2,600,000                2,405,650

Upper Occoquan Sewer Authority, Regional Sewer Revenue

   5.15%, 7/1/2020 (Insured; MBIA)                                                            5,000,000                4,634,550

Virginia College Building Authority, Educational Facilities
   Revenue (Washington and Lee University)
   5.25%, 1/1/2026 (Insured; MBIA)                                                            8,500,000                7,841,675

WASHINGTON--10.2%

King County, Sewer Revenue
   6.125%, 1/1/2033 (Insured; MBIA)                                                           5,000,000                5,019,850

Washington, MFMR:

   (Gilman Meadows Project) 7.40%, 1/1/2030 (Insured; FSA)                                    3,000,000                3,196,860

   (Mallard Cove Project 1) 7.40%, 1/1/2030 (Insured; FSA)                                      800,000                  852,496

   (Mallard Cove Project 2) 7.40%, 1/1/2030 (Insured; FSA)                                    2,700,000                2,877,174

Yakima-Tieton Irrigation District, Revenue
   6.20%, 6/1/2019 (Insured; FSA)                                                             4,000,000                4,077,320

WEST VIRGINIA--2.6%

West Virginia:

   6.50%, 11/1/2026 (Insured; FGIC)                                                           2,600,000                2,815,696

   Zero Coupon, 11/1/2026 (Insured; FGIC)                                                     5,950,000                1,206,838

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $154,707,767)                                                            151,938,532
-----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--.8%
-----------------------------------------------------------------------------------------------------------------------------------

UTAH;

Emery County (Pacificorp Project) PCR, VRDN,

   6.10% (Insured; AMBAC) (cost $1,300,000)                                                   1,300,000  (b)           1,300,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $156,007,767)                                                             98.0%              153,238,532

CASH AND RECEIVABLES (NET)                                                                         2.0%                3,193,281

NET ASSETS                                                                                       100.0%              156,431,813

                                                                                                     The Fund



Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

FGIC                      Financial Guaranty Insurance

                             Company

FSA                       Financial Security Assurance

LOR                       Limited Obligation Revenue

MBIA                      Municipal Bond Investors

                          Assurance Insurance Corporation

MFMR                      Multi-Family Mortgage Revenue

PCR                       Pollution Control Revenue

SFMR                      Single Family Mortgage Revenue

VRDN                      Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              99.2

F-1                              MIG1/P1                         SP1/A1                                             .8

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(C)  AT APRIL 30,  2000,  43.8% OF THE FUND'S NET ASSETS ARE INSURED BY MBIA AND
     31.9% ARE INSURED BY FGIC.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           156,007,767   153,238,532

Cash                                                                    143,392

Interest receivable                                                   3,193,131

Receivable for shares of Common Stock subscribed                          1,000

Prepaid expenses                                                         11,979

                                                                    156,588,034
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           104,588

Payable for shares of Common Stock redeemed                               2,799

Accrued expenses                                                         48,834

                                                                        156,221
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      156,431,813
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     159,418,931

Accumulated undistributed investment income--net                         43,761

Accumulated net realized gain (loss) on investments                   (261,644)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           (2,769,235)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     156,431,813
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)       9,237,547

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          16.93

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended April 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      9,644,326

EXPENSES:

Management fee--Note 3(a)                                              990,951

Shareholder servicing costs--Note 3(b)                                 431,375

Professional fees                                                       53,339

Directors' fees and expenses--Note 3(c)                                 30,464

Registration fees                                                       29,013

Prospectus and shareholders' reports--Note 3(b)                         19,682

Custodian fees                                                          16,431

Loan commitment fees--Note 2                                             1,684

Miscellaneous                                                           12,046

TOTAL EXPENSES                                                       1,584,985

Less--reduction in management fee due to undertaking--Note 3(a)      (179,454)

NET EXPENSES                                                         1,405,531

INVESTMENT INCOME--NET                                               8,238,795
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                (9,432)

Net unrealized appreciation (depreciation) on investments         (12,867,324)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (12,876,756)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (4,637,961)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended April 30,
                                             -----------------------------------

                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          8,238,795            8,576,034

Net realized gain (loss) on investments           (9,432)            1,605,218

Net unrealized appreciation (depreciation)
   on investments                            (12,867,324)            2,176,440

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (4,637,961)            12,357,692
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET:                       (8,195,034)          (8,576,034)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  20,699,443           37,949,044

Dividends reinvested                            5,583,234            5,758,276

Cost of shares redeemed                      (37,621,345)         (53,321,793)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
   STOCK TRANSACTIONS                        (11,338,668)          (9,614,473)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (24,171,663)          (5,832,815)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           180,603,476          186,436,291

END OF PERIOD                                 156,431,813          180,603,476

Undistributed investment income-net                43,761                  -
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,189,771            2,072,158

Shares issued for dividends reinvested            326,137              314,254

Shares redeemed                               (2,180,718)          (2,913,873)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (664,810)            (527,461)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                         Year Ended April 30,
                                                                 -------------------------------------------------------------------

                                                                 2000          1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            18.24         17.88           17.31          17.13         17.25

Investment Operations:

Investment income--net                                            .86           .84             .85            .87           .91

Net realized and unrealized
   gain (loss) on investments                                   (1.32)          .36             .57            .18          (.11)

Total from Investment Operations                                (.46)          1.20            1.42           1.05           .80

Distributions:

Dividends from investment income--net                           (.85)          (.84)           (.85)          (.87)          (.92)

Net asset value, end of period                                 16.93          18.24           17.88          17.31          17.13
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (2.45)          6.80            8.31           6.24           4.58
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .85            .85             .85            .80            .85

Ratio of net investment income
   to average net assets                                        4.99           4.60            4.76           5.03           5.14

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus
   Corporation                                                   .11            .10             .10            .17            .09

Portfolio Turnover Rate                                        12.36          32.27           64.38          93.39          82.86
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         156,432       180,603         186,436        192,472        208,388

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Insured Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC" ), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.


(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $8,398 during the period ended April 30, 2000, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $262,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2000. If not applied, $252,000 of the carryover expires in fiscal 2005 and $10,000 expires in fiscal 2008.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage, commitment fees, interest on borrowings and extraordinary expenses, exceed 11/2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess. However, the Manager had undertaken from May 1, 1999 through April 30, 2000 to reduce the management fee paid by the fund, to the extent that the fund' s aggregate annual expenses (exclusive of certain expenses as described above) exceeded an annual rate of .85 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $179,454 during the period ended April 30, 2000.

(B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the distributor for distributing the fund's shares, servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an aggregate annual rate of .20 of 1% of the value of the fund's average daily net assets. Prior to March 22, 2000, Premier Mutual Fund Service, Inc., and not DSC, received payments under the Plan for dis tributing fund shares and for servicing shareholder accounts. The distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended April 30, 2000, the fund was charged $334,141 pursuant to the Plan, of which $313,300 was paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $73,211 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(D) A .10% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of fund's exchange privilege. During the period ended April 30, 2000, redemption fees charged and retained by the fund amounted to $7,356. Effective June 1, 2000, this fee will be chargeable within thirty days following the date of issuance of such shares.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $19,877,349 and $33,611,016, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  At  April 30, 2000, accumulated net unrealized depreciation on investments was
$2,769,235,   consisting   of   $3,098,218  gross  unrealized  appreciation  and
$5,867,453 gross unrealized depreciation.

  At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Insured Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Insured Municipal Bond Fund, Inc., including the statement of investments, as of April 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Insured Municipal Bond Fund, Inc. at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

New York, New York June 2, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2000 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.

(


NOTES

                                                           For More Information

                        Dreyfus

                        Insured Municipal Bond Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                          Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                          Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                          Transfer Agent &

                          Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                          Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   306AR004